                                                                  EXHIBIT 10.118



                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("AMENDMENT") is entered into as of May 20, 1998, by and among RAMSAY HEALTH CARE, INC., a Delaware corporation ("BORROWER"), certain subsidiaries of Borrower listed on the signature pages hereto (the "GUARANTORS"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE CAPITAL"), and THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., a Delaware limited partnership ("ING;" GE Capital and ING are hereinafter each individually referred to as a "LENDER", and collectively, as "LENDERS"), and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. Borrower, Guarantors, Lenders, Administrative Agent and Syndication Agent are parties to a certain Credit Agreement dated as of September 30, 1997, as amended by the First Amendment to Credit Agreement dated as of March 27, 1998 (as so amended, the "CREDIT AGREEMENT;" capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement).

         B. Borrower has requested that Lenders and Administrative Agent waive certain Defaults that have occurred for the period ending March 31, 1998 and consent to the sale of FPM Behavioral Health, Inc. by Ramsay Managed Care, Inc. and the sale of substantially all of the assets of Greenbrier Hospital, Inc., and Lenders and Administrative Agent have agreed to waive such Defaults and to consent to such sales, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                    A. WAIVER
                                       ------

         Each Lender hereby waives all Defaults that arose under Section 6.11 of the Credit Agreement as of March 31, 1998.

                                  B. AMENDMENTS
                                     ----------

         1. AMENDMENT TO SECTION 1.07. The Credit Agreement is hereby amended by replacing the reference to "Fiscal Quarter" in Section 1.07(a)(i) with a reference to "Fiscal Month".

         2. AMENDMENT TO SECTION 1.09. The Credit Agreement is hereby further amended by adding the following as a new subsection (d) to Section 1.09:

                  (d) In consideration of ING entering into the Second Amendment to Credit Agreement, Borrower agrees to pay ING an amendment fee of $37,500 on May 20, 1998, which fee is fully earned and non-refundable.

                  (e) In consideration of GE Capital entering into the Second Amendment to Credit Agreement, Borrower agrees to pay GE Capital the fees set forth in the Second Amendment Fee Letter, as and when such fees are due and payable.

         3. AMENDMENT TO SECTION 6.01. The Credit Agreement is hereby further amended by replacing Section 6.01 with the following:

                  SECTION 6.01. ACQUISITIONS. Borrower will not, and will not permit any of its Subsidiaries to, make any Acquisition.

         4. AMENDMENT TO SECTION 6.04. The Credit Agreement is hereby further amended by deleting clause (c) thereof and substituting "intentionally omitted" in lieu thereof.

         5. AMENDMENT TO SECTION 6.05. The Credit Agreement is hereby further amended by adding the following sentence to the end of Section 6.05:

                  Notwithstanding the foregoing or any other provision of this Agreement, the Credit Parties shall not pay bonuses to the persons described on SCHEDULE A to the Second Amendment to Credit Agreement, until all Obligations and the Bridge Notes have been paid in full.

         6. AMENDMENT TO SECTION 6.06. The Credit Agreement is hereby further amended by adding the following as a new subsection (e) thereof:

                  (e) Guaranteed Indebtedness guarantying the Bridge Notes and the obligations of the Borrower under the Bridge Note Purchase Agreement.

         7. AMENDMENT TO SECTION 6.11. The Credit Agreement is hereby further amended by adding the following at the end of Section 6.11: "; provided, however, that for during the period commencing on April 1, 1998 and ending on September 30, 1998, the foregoing references to ANNEX G shall be deemed to refer to ANNEX G-2."

         8. AMENDMENT TO SECTION 6.07. The Credit Agreement is hereby further amended by deleting Section 6.07(e) in its entirety and substituting the following in lieu thereof:

                  (e) Liens securing the Bridge Notes, and all interest, fees and obligations arising under the Bridge Note Purchase Agreement, PROVIDED that such Liens are subordinated to the Liens securing the Obligations pursuant to an intercreditor agreement in form and substance reasonably acceptable to the Lenders; and (f) extensions and renewals of Liens referred to in paragraphs (b), (d) and (e) above, provided that any such extension or renewal Lien is limited to the property or assets covered by the Lien extended or renewed and does not secure Indebtedness in an amount greater than the amount of the


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                  outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement.

         9. AMENDMENT TO SECTION 6.15. The Credit Agreement is hereby further amended by replacing all references to "Rolling Four-Quarter Period" in Section
6.15 with references to "Rolling Twelve-Month Period".

         10. AMENDMENT TO SECTION 8.01. The Credit Agreement is hereby further amended by (a) adding the following to the end of Section 8.01(b): "or ANNEX G-2, as the case may be", (b) adding the following to the end of Section 8.01(l): "and Liens in favor of GE Capital securing its Bridge Note and all other obligations owed to GE Capital arising under the Bridge Note Purchase Agreement." and (c) adding the following to the end of Section 8.01 as a new
Section 8.01(o):

                           (o) Borrower or any of its Subsidiaries make cash
                  payments in an aggregate amount exceeding $500,000 for which the offsetting entry on Borrower's Financial Statements is a debit to a reserve reflected in the 1997 Audited Financial Statements or in a reserve reflected in unaudited Financial Statements of the Borrower for the Fiscal Quarter ending March 31, 1998, rather than an expense or reduction of revenues on Borrower's income statement.

         11. AMENDMENTS TO ANNEX A. The Credit Agreement is hereby further amended by (a) deleting the definitions of "Interest Payment Date", "Material Subsidiary" and "Revolving Credit Commitment" in Annex A of the Credit Agreement and by substituting in lieu thereof the following definitions:

                           "INTEREST PAYMENT DATE" shall mean (a) as to any
                  Index Rate Loan, the first Business Day of each Fiscal Month to occur while such Loan is outstanding, (b) as to any LIBOR Rate Loan, the first Business Day of each Fiscal Month to occur while such Loan is outstanding and the last day of the applicable LIBOR Period; PROVIDED that each of (x) the Commitment Termination Date and (y) the Termination Date shall be deemed to be an "INTEREST PAYMENT DATE" with respect to any interest which is then accrued under this Agreement.

                           "MATERIAL SUBSIDIARY" shall mean, at any time, any
                  Subsidiary of Borrower (i) whose consolidated EBITDA or net revenues, determined for such Subsidiary and all of its Subsidiaries, or (ii) that owns, leases or operates a hospital or other facility whose EBITDA or net revenues, in each case determined for the most recent Rolling Twelve-Month Period for which Borrower is required to deliver a Compliance Certificate to the Administrative Agent pursuant to ANNEX F, equals five percent (5%) or more




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



                  of Borrower's consolidated EBITDA or net revenues for such Rolling Twelve-Month Period.

                           "REVOLVING CREDIT COMMITMENT" shall mean, as to any
                  Revolving Lender, the commitment of such Revolving Lender to make its Pro Rata Share of Revolving Credit Advances and/or incur Letter of Credit Obligations, as set forth opposite such Revolving Lender's name on the signature pages hereto or in the most recent Assignment Agreement executed by such Revolving Lender, and "REVOLVING CREDIT COMMITMENTS" shall mean, as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances and/or incur Letter of Credit Obligations in the amount of up to $13,000,000, as such amount may be adjusted, from time to time in accordance with this Agreement.

and (b) adding the following to Annex A as new definitions, in proper alphabetical order:

                           "FPM BEHAVIORAL HEALTH DIVESTITURE" shall mean the
                  sale by Ramsay Managed Care, Inc. of one hundred percent of the issued and outstanding shares of FPM Behavioral Health, Inc. to Horizon Health Corporation pursuant to the FPM Behavioral Sale Agreement.

                           "FPM BEHAVIORAL HEALTH SALE AGREEMENT" shall mean the
                  Stock Purchase Agreement, dated as of May 1, 1998, by and among Ramsay Managed Care, Inc., Ramsay Health Care, Inc. and Horizon Health Corporation.

                           "GREENBRIER HOSPITAL DIVESTITURE" shall mean the sale
                  by Greenbrier Hospital, Inc. of substantially all of its assets to Provider Options Holdings, L.L.C., pursuant to the Greenbrier Hospital Sale Agreement.

                           "GREENBRIER HOSPITAL SALE AGREEMENT" shall mean the
                  Asset Purchase Agreement, dated as of May 15, 1998, between Provider Options Holdings, L.L.C., Greenbrier Hospital, Inc. and the Borrower.

                           "LOAN DOCUMENTS" shall mean this Agreement, the GE
                  Capital Fee Letter, the Second Amendment Fee Letter, the Notes, the Collateral Documents and all agreements, instruments, documents and certificates in favor of the Administrative Agent or Lenders executed in connection with the transactions contemplated by this Agreement, including, without limitation, those that are identified in the Schedule of Closing Documents attached as ANNEX D, and all other pledges, powers of attorney, consents, assignments, and other documents and agreements, whether heretofore, now or hereafter executed by or on behalf of Borrower or any other Credit Party and delivered



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                  to the Administrative Agent in connection with this Agreement or the financing transactions contemplated hereby, other than the Related Transaction Documents.

                           "SECOND AMENDMENT TO CREDIT AGREEMENT" shall mean the
                  Second Amendment to Credit Agreement, dated as of May 20, 1998, by and among Borrower, the Lenders and the Administrative Agent.

                           "SECOND AMENDMENT FEE LETTER" shall mean the letter
                  agreement, dated as of May 20, 1998, between Borrower and GE Capital with respect to certain Fees to be paid from time to time by Borrower to GE Capital, individually or in its capacity as Administrative Agent.

         12. AMENDMENTS TO ANNEX C. The Credit Agreement is hereby further amended by (a) replacing all references in Annex C to the "Rolling Four-Quarter Period" with references to "Rolling Twelve-Month Period", and (b) replacing all references in Annex C to "Fiscal Quarter" with references to "Fiscal Month".

         13. AMENDMENT TO ANNEX F. The Credit Agreement is hereby further amended by (a) deleting Section 3(b) of Annex F and substituting the following in lieu thereof:

                           (b) a Compliance Certificate of a Responsible
                  Financial Officer of Borrower for such Fiscal Month, substantially in the form of Exhibit B to this ANNEX F.

(b) replacing all references in Exhibit B to Annex F to the "Rolling Four-Quarter Period" with references to "Rolling Twelve-Month Period", (c) replacing all references in Exhibit B to Annex F to "Fiscal Quarter" with references to "Fiscal Month" and (d) replacing the reference to "[FOR QUARTERLY CERTIFICATE:]" in Section 1 of Exhibit B to Annex F with a reference to "[FOR MONTHLY CERTIFICATE:]".

         14. AMENDMENTS TO ANNEX G. The Credit Agreement is hereby further amended by (a) replacing all references in Annex G to the "Rolling Four-Quarter Period" with references to "Rolling Twelve-Month Period", (b) replacing the reference to "Fiscal Quarter" in Section 1(e) with a reference to "Fiscal Month", (c) deleting Section 1(f) in its entirety and substituting the following in lieu thereof:

                           (f) Borrower shall not make Capital Expenditures in
                  excess of $2,500,000 in the aggregate during its Fiscal Year ending June 30, 1999 or any Fiscal Year thereafter.

(d) deleting Section 2(a) in its entirety and substituting the following in lieu thereof:



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



                           (a) TRANSITIONAL RULES. Notwithstanding anything to
                  the contrary set forth herein, in calculating Borrower's compliance with the financial covenants set forth in paragraphs 1(c) and (d) above for the Rolling Twelve- Month period ending April 30, 1998, May 31, 1998 and June 30, 1998, the "Rolling Twelve-Month Period" ending April 30, 1998 shall mean the ten Fiscal Months then ended; the "Rolling Twelve-Month Period" ending May 31, 1998 shall mean the eleven Fiscal Months then ended; and the "Rolling Twelve-Month Period" ending June 30, 1998 shall mean the twelve Fiscal Months then ended.

and (e) deleting the definitions of "Fixed Charges" and "Rolling Four-Quarter Period" in Section 3 of Annex G and adding the following definitions of "Fixed Charges" and "Rolling Twelve-Month Period" in proper alphabetical order:

                           "FIXED CHARGES" shall mean, with respect to any
                  fiscal period of Borrower, the sum of (i) Interest Expense for such period, PLUS (ii) regularly scheduled payments of principal paid on Funded Debt during such period.

                           "ROLLING TWELVE-MONTH PERIOD" shall mean, as of the
                  end of any Fiscal Month of Borrower, the immediately preceding twelve Fiscal Months (except as set forth in paragraph 2(a) above), including the Fiscal Month then ending.

         15. NEW ANNEX G-2. The Credit Agreement is hereby further amended by adding ANNEX G-2 attached hereto as a new Annex G-2 to the Credit Agreement.

                                   C. CONSENTS

         The Lenders consent to the FPM Behavioral Health Divestiture and the Greenbrier Hospital Divestiture and waive any Defaults that would arise therefrom under Section 6.08 of the Credit Agreement, PROVIDED that (i) the FPM Behavioral Health Divestiture is consummated no later than June 15, 1998 in accordance with the terms of the FPM Behavioral Health Sale Agreement (without giving effect to any amendment, waiver or modification), (ii) the Greenbrier Hospital Divestiture is consummated no later than June 15, 1998 in accordance with the terms of the Greenbrier Hospital Sale Agreement (without giving effect to any amendment, waiver or modification), (iii) Greenbrier Hospital, Inc., Ramsay Managed Care, Inc. or Borrower receives cash proceeds of at least $21,600,000 in respect of the FPM Behavioral Health Divestiture and the Greenbrier Hospital Divestiture, of which (A) $5,000,000 shall be immediately remitted to the Administrative Agent, who shall apply such proceeds to the repayment of Revolving Credit Loans and shall establish a Reserve against the Borrowing Base for a $5,000,000 tax liability arising out of the FPM Behavioral Health Divestiture, and (B) an amount equal to the greater of (1) the Net Proceeds from such sales and (2) $13,800,000 shall be immediately remitted to the Administrative Agent, who shall apply such proceeds in accordance with
Section 1.04(f)(i) and (g) of the Credit Agreement, (iv) Ramsay



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Managed Care, Inc. shall execute and deliver to the Holders, with the written consent of Horizon Health Corporation and the Escrow Agent (as defined in the FPM Behavioral Health Sale Agreement), a first-priority assignment (in form and substance satisfactory to the Holders) of all of its rights in and to the Indemnity Escrow Deposit (as defined in the FPM Behavioral Health Sale Agreement) and a first-priority collateral assignment (in form and substance satisfactory to the Holders) of all of its rights to purchase price adjustments and post-closing payments payable to Ramsay Managed Care, Inc. or the Borrower under the FPM Behavioral Health Sale Agreement, and (v) Greenbrier Hospital, Inc. shall execute and deliver to the Holders, with the written consent of Provider Options Holdings, L.L.C. and the Escrow Agent (as defined in the Greenbrier Hospital Sale Agreement), a first-priority assignment (in form and substance satisfactory to the Holders) of all of the Borrower's rights in and to the Escrow Deposit (as defined in the Greenbrier Hospital Sale Agreement) and a first-priority collateral assignment (in form and substance satisfactory to the Holders) of all of the Borrower's rights to purchase price adjustments and post-closing payments payable to Greenbrier Hospital, Inc. or the Borrower under the Greenbrier Hospital Sale Agreement.

                             D. CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Credit Agreement shall remain in full force and effect in its unamended form, Borrower shall have no rights under this Amendment and the Lenders shall not be obligated to take, fulfill or perform any action hereunder, until the Administrative Agent shall have received the following, each dated as of the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel:

                  a.       This Amendment, duly executed by all parties hereto;

                  b. Opinion of Haythe & Curley, special counsel to the Credit Parties, in form and substance satisfactory to the Lenders; and

                  c. An acknowledgment from each employee listed on SCHEDULE A acknowledging and accepting the restriction added to Section 6.05 of the Credit Agreement in this Amendment.

                               E. REPRESENTATIONS

         Each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent that:

         1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of such Credit Party's certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law

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or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person;

         2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

         3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                               F. OTHER AGREEMENTS

         1. Effective as of the date of this Amendment, the Revolving Credit Commitment is reduced from $16,000,000 to $13,000,000, and the maximum principal amount evidenced by the Revolving Credit Note held by GE Capital is correspondingly reduced from $16,000,000 to $13,000,000.

         2. The Administrative Agent hereby imposes a Reserve of $2,000,000 against the Borrowing Base; PROVIDED, HOWEVER, that if no Default or Event of Default has occurred and is continuing on May 27, 1998 (including without limitation any Default arising under Section 8.01(e) of the Credit Agreement as a result of the failure of the Borrower and its Subsidiaries to comply with
Section 6.14(a) of the Bridge Note Purchase Agreement, as amended) and the Lenders (together with GE Capital as the holder of the Series A Bridge Notes) have executed and delivered an intercreditor agreement in form and substance reasonably acceptable to the Lenders, subordinating the Liens securing the Series A Bridge Notes to the Liens securing the Senior Obligations, then such Reserve shall be reduced to $1,500,000; PROVIDED, FURTHER, that if no Default or Event of Default has occurred and is continuing on June 3, 1998 (including without limitation any Default arising under Section 8.01(e) of the Credit Agreement as a result of the failure of the Borrower and its Subsidiaries to comply with Section 6.14(b) of the Bridge Note Purchase Agreement, as amended) and the Lenders (together with GE Capital as the holder of the Series A Bridge Notes) have executed and delivered an intercreditor agreement in form and substance reasonably acceptable to the Lenders, subordinating the Liens securing the Series A Bridge Notes to the Liens securing the Senior Obligations, then such Reserve shall be reduced to $0. The Borrower acknowledges and agrees to the foregoing Reserve.

         3. The Borrower agrees that, without the prior written consent of the Administrative Agent, it shall not request that any Loans be made as LIBOR Rate Loans, convert all or any part of


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outstanding Loans from Index Rate Loans into LIBOR Rate Loans or continue all or any portion of any Loan as a LIBOR Rate Loan upon the expiration of the applicable LIBOR Period.

         4. Each Credit Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as modified by this Amendment, effective as of the date hereof.

         5. Each Guarantor hereby reaffirms and ratifies its unconditional and irrevocable, joint and several guarantee to Administrative Agent, Syndication Agent, Lenders and their respective successors, endorsees, transferees and assigns, of the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Obligations of Borrower arising under the Credit Agreement, as amended and affirmed hereby, and reaffirms and ratifies all of its other obligations under the Subsidiary Guaranty. Each Guarantor hereby consents to the execution and delivery of this Amendment by the Borrower, and each Guarantor acknowledges that it has received and reviewed a copy of the Amendment.

         6. Each Credit Party acknowledges and reaffirms that (i) all Liens granted to the Administrative Agent for the benefit of the Lenders under the Collateral Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

         7. Borrower agrees to pay on demand all costs and expenses of GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel to GE Capital. Without limiting the generality of the foregoing, Borrower agrees to pay the sum of $98,002.17 presently due and payable to King & Spalding on or before the close of business on May 20, 1998.

         8. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

         9. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       RAMSAY HEALTH CARE, INC.


                                       By:
                                           -----------------------------
                                            Remberto G. Cibran
                                            President


                                       GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Administrative Agent
                                            and as a Lender


                                       By:
                                           -----------------------------
                                            Cheryl P. Boyd
                                            Authorized Signatory


                                       THE ING CAPITAL SENIOR SECURED
                                          HIGH INCOME FUND, L.P., as a Lender


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:

                                       AMERICARE OF GALAX, INC.
                                       BETHANY PSYCHIATRIC HOSPITAL, INC.
                                       BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
                                       CAROLINA TREATMENT CENTER, INC.
                                       EAST CAROLINA PSYCHIATRIC SERVICES
                                        CORPORATION
                                       GREAT PLAINS HOSPITAL, INC.
                                       GREENBRIER HOSPITAL, INC.
                                       GULF COAST TREATMENT CENTER, INC.
                                       HAVENWYCK HOSPITAL, INC.
                                       H. C. CORPORATION
                                       HOUMA PSYCHIATRIC HOSPITAL, INC.
                                       HSA HILL CREST CORPORATION
                                       HSA OF OKLAHOMA, INC.
                                       INTEGRATED BEHAVORIAL SERVICES, INC.
                                       MESA PSYCHIATRIC HOSPITAL, INC.
                                       MICHIGAN PSYCHIATRIC SERVICES, INC.
                                       PSYCHIATRIC INSTITUTE OF WEST
                                        VIRGINIA
                                       RAMSAY ACQUISITION CORP.
                                       RAMSAY CORRECTIONAL SERVICES, INC.
                                       RAMSAY LOUISIANA, INC.
                                       RAMSAY MANAGEMENT SERVICES OF
                                        WEST VIRGINIA, INC.
                                       RAMSAY NEW ORLEANS, INC.
                                       RAMSAY YOUTH SERVICES, INC.
                                       RHCI SAN ANTONIO, INC.
                                       THE HAVEN HOSPITAL, INC.

                                       By:
                                          -----------------------------
                                          Carol C. Lang
                                          Vice President of each of
                                          the foregoing Guarantors


                                       Attest:
                                              -----------------------------
                                              Daniel A. Sims
                                              Secretary of each of the foregoing
                                              Guarantors

                                       H. C. PARTNERSHIP

                                       By:  HSA HILL CREST CORPORATION,
                                                its General Partner


                                       By:
                                          -----------------------------
                                          Carol C. Lang
                                          Vice President

                                       RAMSAY MANAGED CARE, INC.
                                       ARIZONA PSYCHIATRIC AFFILIATES, INC.
                                       FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                                       FLORIDA PSYCHIATRIC MANAGEMENT,
                                        INC.
                                       FPM BEHAVIORAL HEALTH, INC.
                                       FPM MANAGEMENT, INC.
                                       FPM OF LOUISIANA, INC.
                                       FPM OF OHIO, INC.
                                       FPM OF UTAH, INC.
                                       FPM OF WEST VIRGINIA, INC.
                                       FPM/HAWAII, INC.
                                       FPM/SOUTHEAST, INC.
                                       FPMBH OF ARIZONA, INC.
                                       FPMBH CLINICAL SERVICES, INC.
                                       FPMBH OF TEXAS, INC.
                                       UTAH PSYCHIATRIC AFFILIATES, INC.
                                       RAMSAY CONTRACT SERVICES, INC.
                                       RAMSAY MANAGEMENT SERVICES OF
                                       TEXAS, INC.
                                       RAMSAY YOUTH SERVICES OF ALABAMA,
                                       INC.
                                       RAMSAY YOUTH SERVICES OF FLORIDA,
                                        INC.


                                       By:
                                          -----------------------------
                                          Carol C. Lang
                                          Vice President of each of
                                          the foregoing Guarantors

                                   SCHEDULE A

            EMPLOYEES THAT HAVE ACCRUED AND UNPAID MANAGEMENT BONUSES

Employee Name
-------------

Luis Lamela

Bert Cibran

Carol Lang




































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



                                    ANNEX G-2

                                                                Annex G-2 to
                                                                CREDIT AGREEMENT


           FINANCIAL COVENANTS FOR APRIL 1, 1998 - SEPTEMBER 30, 1998


         1. FINANCIAL COVENANTS. Borrower shall not breach or fail to comply with any of the following financial covenants:

                  (a) Borrower shall maintain, as of the end of each Rolling Twelve-Month Period, commencing with the Rolling Twelve-Month Period ending April 30, 1998, EBITDA for such Rolling Twelve-Month Period of not less than an amount equal to the sum of (i) $1,050,000 for each Fiscal Month during such Rolling Twelve-Month Period ending on or prior to the date of consummation of the FPM Behavioral Health Divestiture and (ii) $780,000 for each Fiscal Month during such Rolling Twelve-Month Period ending after the date of consummation of the FPM Behavioral Health Divestiture.

                  (b) Borrower shall maintain, as of the end of each Rolling Twelve-Month Period set forth below, a Leverage Ratio of not more than 4.00:1.00.

                  (c) Borrower shall maintain, as of the end of each Rolling Twelve-Month Period, commencing with the Rolling Twelve-Month Period ending April 30, 1998, a Fixed Charge Coverage Ratio of not less than 1.25:1.00.

                  (d) Borrower shall maintain, as of the end of each Rolling Twelve-Month Period set forth below, an Interest Coverage Ratio of not less than 1.75:1.00.

                  (e) Borrower shall maintain, as of the last day of each Fiscal Month, commencing April 30, 1998, a Tangible Net Worth of not less than an amount equal to the sum of (i) (A) ($1,100,000) for each Fiscal Month ending prior to the consummation of the FPM Behavioral Health Divestiture and (B) $14,000,000 for each Fiscal Month ending after the consummation of the FPM Behavioral Health Divestiture, PLUS (ii) fifty percent (50%) of Borrower's cumulative positive Net Income for each Fiscal Month ended subsequent to April 30, 1998 through and including the Fiscal Month then ended (but without reduction for negative Net Income).

                  (f) Borrower shall not make Capital Expenditures in excess of the amount set forth below for the periods corresponding thereto:

                        Period Ending                               Amount
                        -------------                               ------

                        One-month period ending 4/30/98            $220,000



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



                 Two-month period ending 5/31/98           $395,000
                 Three- month period ending 6/30/98        $570,000
                 Four-month period ending 7/31/98          $745,000
                 Five-month period ending 8/31/98          $920,000
                 Six-month period ending 9/30/98           $1,095,000

         2. TRANSITIONAL RULES. Notwithstanding anything to the contrary set forth herein in calculating Borrower's compliance with the financial covenants set forth in paragraphs 1(a), (b), (c) and (d) above for the Rolling Twelve-Month Periods ending April 30, 1998, May 31, 1998, June 30, 1998, July 31, 1998, August 31, 1998 and September 30, 1998, the "Rolling Twelve-Month Period" ending April 30, 1998 shall mean the Fiscal Month then ended; the "Rolling Twelve-Month Period" ending May 31, 1998 shall mean the two Fiscal Months then ended; the "Rolling Twelve-Month Period" ending June 30, 1998 shall mean the three Fiscal Months then ended; the "Rolling Twelve- Month Period" ending July 31, 1998 shall mean the four Fiscal Months then ended; the "Rolling Twelve-Month Period" ending August 31, 1998 shall mean the five Fiscal Months then ended; and the "Rolling Twelve-Month Period" ending September 30, 1998 shall mean the six Fiscal Months then ended.

         3.       DEFINITIONS AND RULES OF CONSTRUCTION.

                  Defined Terms. Capitalized terms used in this ANNEX G-2 and not defined in ANNEX A to this Agreement shall have the following respective meanings:

                  "CAPITAL EXPENDITURES" shall mean, with respect to any fiscal period of Borrower, all of Borrower's consolidated expenditures during such period for any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, and, in any event, shall include Capital Lease Obligations and all asset purchases secured by purchase money security interests.

                  "CAPITAL LEASE" shall mean any lease of any property (whether real, personal or mixed) by any Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a consolidated balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

                  "CAPITAL LEASE OBLIGATION" shall mean, as of any date, the amount of the obligation of the lessee under a Capital Lease that, in accordance with GAAP, would appear on a consolidated balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed as such in a note to such balance sheet.

                  "EBITDA" shall mean, with respect to any fiscal period of Borrower, (i) Net Income for such period, PLUS (ii) Interest Expense for such period, PLUS (iii) Tax Expense for such period, PLUS (iv) to the extent deducted in determining Net Income, Borrower's depreciation, amortization and other similar non-cash charges for such period (including, without limitation, Borrower's




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



amortization of the Life Companies Prepayment Premium), MINUS (v) to the extent included in determining Net Income, Borrower's extraordinary gains for such period, PLUS (vi) to the extent included in determining Net Income, the non-cash portion of any of Borrower's extraordinary losses for such period, PLUS (vii) any losses from asset sales for such period, MINUS (viii) any gains from asset sales for such period, all determined in accordance with GAAP on a consolidated basis, MINUS (ix) any cash payments made with respect to extraordinary losses related to a prior period, MINUS (x) to the extent included in determining Net Income, any consolidated net income derived from the reversal of a reserve reflected in the 1997 Audited Financial Statements or a reserve reflected in unaudited Financial Statements of the Borrower for the Fiscal Quarter ending March 31, 1998 for which there was not a corresponding cash payment.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, with respect to any fiscal period of Borrower, the ratio of (a) the sum of (i) EBITDA for such period, MINUS (ii) Capital Expenditures during such period, MINUS (iii) that portion of Tax Expense paid in cash during such period, MINUS (iv) any payment made in cash for which the offsetting entry on Borrower's Financial Statements is a debit to a reserve reflected in the 1997 Audited Financial Statements or in a reserve reflected in unaudited Financial Statements of the Borrower for the Fiscal Quarter ending March 31, 1998, rather than an expense or reduction of revenues on Borrower's income statement, to (b) Fixed Charges for such period.

                  "FIXED CHARGES" shall mean, with respect to any fiscal period of Borrower, the sum of (i) Interest Expense for such period, PLUS (ii) regularly scheduled payments of principal paid on Funded Debt during such period, MINUS (iii) one-half of the scheduled payments of principal paid on the Term Loans.

                  "FUNDED DEBT" shall mean all of Borrower's consolidated Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including in each instance current maturities of long-term debt (and the current portion of long-term debt in the last year of its term), revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, (i) Indebtedness arising under or in connection with any interest rate swap agree ment or arrangements, (ii) the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations and the other Obligations, and (iii) Subordinated Indebtedness.

                  "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

                  "INTEREST COVERAGE RATIO" shall mean, with respect to any fiscal period of Borrower, the ratio of (a) the sum of (i) EBITDA for such period, PLUS (ii) up to $150,000 of the losses incurred by Greenbrier Hospital, Inc. during the Fiscal Month ending May 31, 1998 to the extent such losses reduced Net Income, MINUS (iii) Capital Expenditures during such period (excluding up to $150,000 of Capital Expenditures made by Greenbrier Hospital, Inc. during the Fiscal Month ending April 30, 1998), to (b) Interest Expense for such period.

                  "INTEREST EXPENSE" shall mean, with respect to any fiscal period of Borrower, Borrower's consolidated interest expense determined in accordance with GAAP, including without limitation, the interest component of any Capital Lease Obligation.

                  "LEVERAGE RATIO" shall mean, with respect to any period, the ratio of (a) Funded Debt excluding the Ramsay Subordinated Note, as of the last day of such period, to (b) EBITDA for such period divided by the number of Fiscal Months in such period and multiplied by twelve.

                  "NET INCOME" shall mean, with respect to any fiscal period of Borrower, Borrower's consolidated net income (or loss) from continuing operations for such period.

                  "ROLLING TWELVE-MONTH PERIOD" shall mean, as of the end of any Fiscal Month of Borrower, the immediately preceding twelve Fiscal Months (except as set forth in paragraph 2(a) above), including the Fiscal Month then ending.

                  "TANGIBLE NET WORTH" shall mean, as of any date, (a) Borrower's consolidated shareholders' equity, MINUS (b) Borrower's consolidated intangible assets, including, without limitation, the following:

                  i. any surplus resulting from the write-up of assets subsequent to the Audit Date;

                  ii. goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

                  iii.     patents, trademarks, copyrights, etc.; and

                  iv. deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses), but excluding, to the extent included therein, transaction costs in an amount not to exceed $3,400,000 incurred by the Borrower in connection with the consummation of the Credit Agreement, the Bridge Note Purchase Agreement and the Preferred Stock Purchase Agreement.

                  "TAX EXPENSE" shall mean, with respect to any fiscal period of Borrower, Borrower's consolidated provision for income taxes for such period.

         4. RULES OF CONSTRUCTION. Any accounting term used in this ANNEX G-2 or elsewhere in this Agreement shall have, unless otherwise specifically provided, the meaning customarily given such term in accordance with GAAP, and all financial computations shall be computed, unless otherwise specifically provided, on a consolidated basis in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in this ANNEX G-2 or elsewhere in this Agreement, then Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement, subject to the approval of the Required Lenders, so as equitably to reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after giving effect to such Accounting Changes as if such Accounting Changes had not been made. "ACCOUNTING CHANGES" means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre- Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. and (ii) changes in accounting principles concurred in by Borrower's independent public accountants. In the event that Borrower, the Administrative Agent and the Required Lenders shall have agreed upon any such required amendment, then, after such amendment has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this ANNEX G-2 or elsewhere in this Agreement shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Borrower, the Administrative Agent and the Required Lenders cannot agree upon any required amendment within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered in accordance with ANNEX F to this Agreement and all calculations of financial covenants and other standards and terms in accordance with this ANNEX G-2 shall be prepared, delivered and made without regard to the underlying Ac counting Change.